EXHIBIT 24.1

POWER OF ATTORNEY

We, the undersigned officers and directors of Sprint Corporation, hereby severally constitute G. D. Forsee, L. J. Lauer, R. J. Dellinger, T. A. Gerke and C. S. Toussaint, and each of them singly, our true and lawful attorneys with full power of substitution and re-substitution, to sign for us and in our names in the capacities indicated below any and all amendments to the Registration Statements listed below, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sprint Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to any and all amendments to said Registration Statements.

Registration No.	Subject Matter or Title
Form S-3 No. 333-65402	Debt Securities, Guarantees, Convertible Subordinated Debt Securities, Preferred Stock, PCS Common Stock, Series 1, Stock Purchase Contracts and Equity Units (Equity Unit Notes)

Form S-3 No. 333-67104	Debt Securities, Guarantees, Convertible Subordinated Debt Securities, Preferred Stock, PCS Common Stock, Series 1, Stock Purchase Contracts and Equity Units (Equity Unit Notes)

Form S-3 No. 33-58488	Sprint Corporation—Automatic Dividend Reinvestment Plan

Form S-8 No. 333-106086	Sprint Retirement Savings Plan and Sprint Retirement Savings Plan for Bargaining Unit Employees

Form S-8 No. 333-105244	Sprint Corporation—1988 Employees Stock Purchase Plan

Form S-8 No. 333-103691	Sprint Corporation—1990 Stock Option Plan

Form S-8 No. 333-103689	Sprint Corporation—1990 Restricted Stock Plan

Form S-8 No. 333-86458	Sprint Retirement Savings Plan and Sprint Retirement Savings Plan for Bargaining Unit Employees

Form S-8 No. 333-75664	Sprint Corporation—Management Incentive Stock Option Plan

Form S-8 No. 333-61462	Sprint Corporation—1988 Employees Stock Purchase Plan

Form S-8 No. 333-59124	Sprint Corporation—1990 Stock Option Plan

Form S-8 No. 333-56938	Sprint Corporation—Management Incentive Stock Option Plan

Form S-8 No. 333-54108	Sprint Corporation—1990 Stock Option Plan

Form S-8 No. 333-92809	Sprint Corporation—Management Incentive Stock Option Plan

Form S-8 No. 333-76783	Sprint Corporation—Management Incentive Stock Option Plan

Form S-8 No. 333-76755	Sprint Corporation—1988 Employees Stock Purchase Plan

Form S-8 No. 333-68739	Sprint Corporation—1990 Stock Option Plan

Form S-8 No. 333-68737	Sprint Corporation—Management Incentive Stock Option Plan

Form S-8 No. 2-97322	Sprint Corporation—1985 Stock Option Plan

Form S-8 No. 33-38761	Sprint Retirement Savings Plan for Bargaining Unit Employees

Form S-8 No. 333-42077	Sprint Corporation—Management Incentive Stock Option Plan

Form S-8 No. 33-53695	Sprint Corporation—1988 Employees Stock Purchase Plan

Form S-8 No. 33-65149	Sprint Corporation—Management Incentive Stock Option Plan

Form S-8 No. 33-31802	Outside Directors’ Stock Options under the Sprint Corporation 1997 Long-Term Stock Incentive Plan

Form S-8 No. 333-46491	Sprint Corporation—1990 Stock Option Plan

Form S-8 No. 33-59349	Sprint Corporation—1990 Stock Option Plan

Form S-8 No. 33-25449	Outside Director Shares under the Sprint Corporation 1997 Long-Term Stock Incentive Plan

Form S-8 No. 33-59326	Centel Retirement Savings Plan for Bargaining Unit Employees

Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

Name	Title		Date
/S/ GARY D. FORSEE (G. D. Forsee)	Chief Executive Officer and Director (Principal Executive Officer)	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	February 10, 2004
/S/ ROBERT J. DELLINGER (R. J. Dellinger)	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/S/ J. P. MEYER (J. P. Meyer)	Senior Vice President and Controller (Principal Accounting Officer)
/S/ DUBOSE AUSLEY (DuBose Ausley)	Director
/S/ E. L. DRAPER, JR. (E. Linn Draper, Jr.)	Director
/S/ I. O. HOCKADAY, JR. (I. O. Hockaday, Jr.)	Director
/S/ LINDA K. LORIMER (L. K. Lorimer)	Director
/S/ C. E. RICE (C. E. Rice)	Director
/S/ LOUIS W. SMITH (Louis W. Smith)	Director
/S/ GERALD L. STORCH (Gerald L. Storch)	Director
/S/ STEWART TURLEY (Stewart Turley)	Director